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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 1, 2001
                                                 -------------



                        PACIFICHEALTH LABORATORIES, INC.
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             (Exact name of registrant as specified in its charter)



         Delaware                     000-23495                 22-3367588
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(State or other jurisdiction         (Commission              (IRS Employer
 of Incorporation)                   File Number)           Identification No.)



1480 Route 9 North, Suite 204, Woodbridge, New Jersey              07095
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       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code    732/636-6141
                                                   -----------------------------



________________________________________________________________________________
          (Former name or former address, if changed since last report)


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Item 7.       Exhibits

*4.1 License Agreement dated June 1, 2001, between PacificHealth Laboratories, Inc. and SmithKline Beecham PLC (d/b/a GlaxoSmithKline). This exhibit replaces in its entirety the copy of this agreement that was filed as an exhibit to a Form 8-K filed by the registrant on June 14, 2001.


* Portions of this exhibit have been omitted pursuant to a request for confidential treatment.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PACIFICHEALTH LABORATORIES, INC.



Dated: June 29, 2001               By:              /s/
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                                        Robert Portman, President